UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 19, 2015

 Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01	Regulation FD Disclosure

Fleet Status Report

The Fleet Status Report of Ensco plc (the "Company") as of October 19, 2015 is furnished as Exhibit 99.1 to this report. The next regularly scheduled Fleet Status Report is expected to be released in February 2016.

Pledging Arrangement
Gerald W. Haddock, a director of the Company, has informed the Company that he cancelled his pledging arrangement as planned and that, accordingly, he no longer has shares subject to any pledging arrangement.  The prior pledging arrangement is described on page 47 of the Compensation Discussion and Analysis section of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2015.
The information furnished in this Item 7.01 and the information attached to this 8-K as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit

No.	Description

99.1	Fleet Status Report of Ensco plc as of October 19, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: October 19, 2015	/s/ ROBERT W. EDWARDS, III
Robert W. Edwards, III
Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Fleet Status Report of Ensco plc as of October 19, 2015.

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